UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2008 (October 1, 2008)

Whitestone REIT
(Exact name of registrant as specified in its charter)

Maryland	000-50256	76-0594970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 South Gessner, Suite 500, Houston, Texas 77063
(Address of principal executive offices) (Zip Code)

(713) 827-9595
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01                      Entry into a Material Definitive Agreement.

Sun Life Assurance Company Loans

On October 1, 2008, Whitestone REIT (the “Company”), operating through its subsidiary, Whitestone Centers LLC, executed five Promissory Notes (the “Sun Life Promissory Notes”) totaling $21,350,000 payable to Sun Life Assurance Company of Canada with an applicable interest rate of 6.53% per annum and a maturity date of October 1, 2013.  Payments totaling $159,557 are due November 1, 2008 and are due on the first day of each calendar month thereafter through October 1, 2013.

The Sun Life Promissory Notes are non-recourse loans secured by the Whitestone Centers LLC’s  properties, and a limited guarantee by the Company.

In conjunction with the Sun Life Promissory Notes, Deeds of Trust and Security Agreements (the “Sun Life Security Instrument”) and Assignments of Leases and Rents were executed by Whitestone Centers LLC which contain customary terms and conditions; including representations, warranties and covenants by Whitestone Centers LLC, including, without limitation, warranty of title, insurance requirements, maintenance, use and management of property.

The Sun Life Promissory Notes contain events of default that include, among other things, non-payment and default under the Sun Life Security Instrument.  Upon occurrence of an event of default, Sun Life Assurance Company of Canada is entitled to accelerate all obligations of Whitestone Centers LLC.  Sun Life Insurance Company of Canada will also be entitled to receive the entire unpaid principal balance and unpaid interest at a default rate.

The Sun Life Promissory Notes proceeds were used to pay down a portion of the outstanding amounts on the Company’s revolving credit facility.  The Sun Life Promissory Notes are part of an effort to refinance the revolving credit facility with:
•	Non-recourse loans on specific properties or groups of properties, and
•	A smaller revolving credit facility secured by unencumbered properties

The foregoing description of the five Sun Life Promissory Notes is qualified in its entirety by the full terms and conditions of the five Sun Life Promissory Notes, copies of which are furnished herewith as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to the Current Report on Form 8-K and are incorporated herein by reference.

Nationwide Life Insurance Company Loan

On October 1, 2008, the Company, operating through its subsidiary, Whitestone Offices LLC, executed a Promissory Note (the “Nationwide Promissory Note”) for $24,500,000 payable to Nationwide Life Insurance Company with an applicable interest rate of 6.56% per annum and a maturity date of October 1, 2013.  A payment of $133,933 is due on November 1, 2008 and continuing on the first day of each calendar month thereafter through October 1, 2009.  A payment of $166,345 is due on November 1, 2009 and continuing on the first day of each calendar month thereafter through October 1, 2013.

The Nationwide Promissory Note is a non-recourse loan secured by the Whitestone Offices LLC’s  properties, and a limited guarantee by the Company.

In conjunction with the Nationwide Promissory Note, a Deed of Trust and Security Agreement (the “Nationwide Security Agreement”) and Assignment of Leases, Rent and Profits were executed by Whitestone Offices LLC which contain customary terms and conditions; including representations, warranties and covenants by Whitestone Offices LLC, including, without limitation, warranty of title, insurance requirements, maintenance, use and management of property.

The Nationwide Promissory Note contains events of default that include, among other things, non-payment and default under the Nationwide Security Agreement or Assignment of Leases, Rents and Profits.  Upon occurrence of an event of default, Nationwide Life Insurance Company is entitled to accelerate all obligations of Whitestone Offices LLC.  Nationwide Life Insurance Company will also be entitled to receive the entire unpaid principal balance and accrued interest at a default rate.

The Nationwide Promissory Note proceeds were used to pay down a portion of the outstanding amounts on the Company’s revolving credit facility.  The Nationwide Promissory Note is part of an effort to refinance the revolving credit facility with:
•	Non-recourse loans on specific properties or groups of properties, and
•	A smaller revolving credit facility secured by unencumbered properties

The foregoing description of the Nationwide Promissory Note is qualified in its entirety by the full terms and conditions of the Nationwide Promissory Note, a copy of which is furnished herewith as Exhibit 99.6 to the Current Report on Form 8-K and is incorporated herein by reference.

Revolving Credit Agreement Extension

On October 1, 2008, the Company, operating through its subsidiaries, Whitestone REIT Operating Partnership, LP and Whitestone REIT Operating Partnership III, L.P., executed an extension (the “Extension Letter”) on the Company’s $75,000,000 Revolving Credit Agreement, dated as of March 11, 2005 payable to KeyBank National Association (together with other participating lenders) (the “Revolving Credit Facility”).  The maturity date of the Revolving Credit Facility was extended to December 1, 2008.

Under the terms of the Extension Letter, proceeds received after September 30, 2008, from refinancing or sales of collateralized properties permanently reduce the $75,000,000 commitment level.

The $75,000,000 Revolving Credit Facility was reduced by net proceeds received of $42,944,344 from the loans discussed above, leaving $32,055,656 available to the Company under the Revolving Credit Facility.

The foregoing description of the Revolving Credit Agreement is qualified in its entirety by the full terms and conditions of the Extension Letter, a copy of which is furnished herewith as Exhibit 99.7 to the Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated in this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Promissory Note dated October 1, 2008 between Whitestone Centers LLC and Sun Life Assurance Company of Canada
99.2	Promissory Note dated October 1, 2008 between Whitestone Centers LLC and Sun Life Assurance Company of Canada
99.3	Promissory Note dated October 1, 2008 between Whitestone Centers LLC and Sun Life Assurance Company of Canada
99.4	Promissory Note dated October 1, 2008 between Whitestone Centers LLC and Sun Life Assurance Company of Canada
99.5	Promissory Note dated October 1, 2008 between Whitestone Centers LLC and Sun Life Assurance Company of Canada
99.6	Promissory Note dated October 1, 2008 between Whitestone Offices LLC and Nationwide Insurance Company
99.7	Extension of Revolving Credit Facility

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 7, 2008	WHITESTONE REIT

	By:	/s/ David K. Holeman
David K. Holeman Chief Financial Officer